June 6, 2025

BNY MELLON INVESTMENT FUNDS VI
BNY Mellon Balanced Opportunity Fund

Supplement to Current Summary Prospectuses and Prospectuses

The following information supplements the information in the first paragraph and supersedes and replaces the information in the third paragraph in the sections "Portfolio Management" in the summary prospectuses and "Fund Summary – Portfolio Management" in the prospectuses:

NIMNA has engaged its affiliate, Newton Investment Management Limited (NIM), to provide certain advisory services to NIMNA for the benefit of the fund, including, but not limited to, portfolio management services and the day-to-day management of the portion of the fund's assets allocated to fixed-income investments.

The fund's primary portfolio managers responsible for the portion of the fund's assets allocated to equity investments (and when they first held such position) are: Brian C. Ferguson (March 2007), John C. Bailer, CFA (December 2015), Karen Behr (September 2021), Keith Howell (September 2021), Julianne McHugh (February 2025) and Thomas Wilson (June 2025). Messrs. Ferguson and Howell and Ms. Behr are portfolio managers at NIMNA. Mr. Bailer is Deputy Head of Equity Income and a portfolio manager at NIMNA. Ms. McHugh is Head of Sustainable Equities and a senior portfolio manager at NIMNA. Mr. Wilson is a portfolio manager for global, international and UK equity strategies at NIM.

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The following information supersedes and replaces the information in the fourth paragraph in the section "Fund Details – Management – Sub-Adviser" in the prospectuses:

The fund's primary portfolio managers responsible for the portion of the fund's assets allocated to equity investments are Brian C. Ferguson, John C. Bailer, CFA, Karen Behr, Keith Howell, Julianne McHugh and Thomas Wilson, positions they have held since March 2007, December 2015, September 2016, September 2021, September 2021, February 2025 and June 2025, respectively. Mr. Ferguson is a portfolio manager at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 1997. Mr. Bailer is Deputy Head of Equity Income and a portfolio manager at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 1992. Ms. Behr is a portfolio manager at NIMNA. She has been employed by NIMNA or a predecessor company of NIMNA since 2007. Mr. Howell is a portfolio manager at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 2006. Ms. McHugh is Head of Sustainable Equities and a senior portfolio manager at NIMNA. She has been employed by NIMNA or a predecessor company of NIMNA since 2004. Mr. Wilson is a member of the Global Opportunities team and manages a selection of global and regional equity mandates, including Global Equity and International Equity strategies at NIM, and has been a primary portfolio manager of the fund since June 2025. He has been employed by NIM since September 2023. Prior to joining NIM, Mr. Wilson was a part of the specialist equity team at Insight Investment, where he was employed since 2018.

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June 6, 2025

BNY MELLON INVESTMENT FUNDS VI

BNY Mellon Balanced Opportunity Fund

Supplement to Current Statement of Additional Information

The following information supplements the portfolio manager information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage, except if otherwise indicated.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Thomas Wilson[1]	3	$521M	5	$2.71B	7	$2.4B

1 Because Mr. Wilson became a primary portfolio manager of BNYMBOF as of June 6, 2025, his information is as of April 30, 2025.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts
Thomas Wilson	None	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Thomas Wilson[1]	BNYMBOF	None

1 Because Mr. Wilson became a primary portfolio manager of BNYMBOF as of June 6, 2025, his information is as of April 30, 2025.

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